SASCO 2005-GEL4
Credit Risk Manager Report
November 2005

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to Clayton Fixed Income Services Inc. by third parties and therefore Clayton Fixed Income Services Inc. cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Table of Contents
Section One                 Executive Summary
Section Two                 Loan-Level Report
Section Three               Prepayment Premium Analysis
Section Four                Analytics

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Section One
Executive Summary

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-GEL4
Executive Summary
October 2005

Transaction Summary

Closing Date:                   09/30/2005
Trustee(s):                     U. S. Bank
Master Servicer:                Aurora Loan Services Master Servicing
Servicer(s):                    Aurora Loan Services, Ocwen Financial
                                Services, Option One Mortgage,
                                PHH Mortgage Services,
                                Wells Fargo Bank, N.A.
Mortgage Insurer(s):            CMG Mortgage, General Electric Mortgage
                                Insurance, Maryland Housing Fund, Mortgage
                                Guaranty Insurance Corporation, PMI
                                Mortgage Insurance Co., Radian Guaranty,
                                Republic Mortgage Insurance Company,
                                United Guaranty Residential Insurance
                                Company
Delinquency Reporting Method:   OTS1

Collateral Summary
                        Closing Date    10/31/2005 2    10/31/2005 as
                                                        Percentage of Closing
                                                        Date

Collateral Balance      $226,294,600    $206,564,246    91.28%
Loan Count              1,432           1,338           93.44%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Clayton Fixed Income Services Inc. by the servicers on a monthly basis.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.



Collateral Statistics
                        Loan Count        Summed Balance
First Payment Defaults        0                $0
Early Payment Defaults*       3                $572,049

* A default that occurs on the second or third scheduled payment

Second Lien Statistics
                                Loan Count        Summed Balance
Total Outstanding Second Liens    326                $16,084,655
30 Days Delinquent                0                  $0
60 Days Delinquent                1                  $13,968
90+ Days Delinquent               0                  $0

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


Prepayments

Distribution        Beginning        Total              Percentage of
Date                Collateral       Prepayments        Prepayments
                    Balance

11/25/2005          $212,586,985     $7,842,173         3.69
10/25/2005          $222,435,336     $9,678,264         4.35

Prepayment Premium Analysis

Prepayment Premium Issues from Previous Months
In the 10/25/2005 remittance, loan number 6909093 was liquidated with an active prepayment premium flag, but a premium was not remitted. Clayton asked the servicer on 11/22/2005 why a premium was not collected for this loan and received a response on 12/3/2005 that the loan had a two year flag that expired on 11/25/2004. In the origination tape, this loan shows to have been originated on 1/12/2005 with a two year flag that would expire on 1/12/2007. Clayton has asked a follow up question regarding the discrepancy in dates, and we are awaiting a response.

Prepayment Premium Issues for the Current Month
In the 11/25/2005 remittance, ten loans with active prepayment flags were paid off, eight of which had premiums remitted totaling $46,468. Loan numbers 6908771 and 6909607 were liquidated in the 11/25/2005 remittance with an active flag, but a premium was not remitted. Clayton has asked the servicer to explain why a premium was not remitted, and we are awaiting a response. Please refer to the Prepayment Premium Analysis section of this report for additional information on the loans that were paid off in October 2005.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


Loss Analysis

In the 11/25/2005 remittance, this security experienced no losses to the trust.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


Section Two

Loan-Level Report

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


Loan-Level Report Definitions

 FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C369
F
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
R0
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-GEL4 Loan-Level Report
Delinquency
Status
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Lien
Group
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss
Valuation
Valuation Date CLTV
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number *
$39,321 10/10/2005 41.62% 6908771 $94,468
$0
Internal Estimate
6/30/2005
C0
Monitor
$99,400
$80,115
95%
0%
11/1/2003
9/1/2005
IN
722
1
3318
Default Reason: (Unknown)
loan. We have also asked the servicer to confirm if this loan was paid off and whether or not a premium was remitted. We are awaiting a response. 12/12/2005 This loan was not included in the servicer's investor reporting file for the 11/25/2005 distribution. Clayton has asked the master servicer about the status of this
GA 1/1/2004 BPO $166,000 100% 25.37% 1 6/1/2006 $166,000 $42,119 FF 6908799
$164,443 9/11/2005 Monitor - Pay Plan $154,000 107% 6/1/2005 589 3318
Default Reason: (Unknown)
12/14/2005 According to the servicer, the borrower began a payment plan on 10/31/2005.
11/14/2005 This loan has been added to the Watchlist because the servicer initated the foreclosure process on 9/16/2005. A BPO performed on 9/11/2005 valued the property has a two month foreclosure timeline. Clayton will continue to monitor this loan throughout the foreclosure process to ensure that all timelines are adhered to by at $154,000, a $12,000 or seven percent decline in value. Clayton estimates a loss of $42,119 for this loan at liquidation. The property is located in Georgia which the servicer.
($66,590) 8/1/2006 -24.25% 6908813 $274,500
$269,060
BPO
6/5/2005
FF
Monitor
$272,202
$393,000
101%
68%
4/1/2003
6/1/2005
CA
521
1
3318
Default Reason: (Unknown)
11/14/2005 This loan has been added to the Watchlist because the servicer initated the foreclosure process on 9/15/2005. A BPO performed on 6/5/2005 valued the property at response. $393,000, a $120,798 or 44 percent increase in value. Clayton has asked the servicer to confirm that this large increase in value is accurate, and we are awaitng a
MS 11/1/1999 Internal Estimate $35,000 80% -20.28% 1 7/1/2006 $28,000 ($5,679)
69 6908840
$16,537 6/30/2005 Monitor - BK $33,181 50% 6/1/2005 572 3318
Default Reason: (Unknown)
11/14/2005 This loan has been added to the Watchlist because the property securing it is located in a FEMA-declared disaster area. The borrower filed Chapter 13 bankruptcy on 6/22/2001. Clayton will continue to monitor this loan to ensure all loss mitigation actions are performed correctly by the servicer. We will also monitor any proceeds that are received for disaster relief.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-GEL4 Loan-Level Report
Delinquency
Status
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Lien
Group
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss
Valuation
Valuation Date CLTV
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number *
($25,570) 10/1/2006 -18.80% 6908870 $136,000
$133,452
BPO
7/25/2005
66
Monitor - Pay Plan
$152,000
$190,000
89%
70%
10/1/2003
7/1/2005
FL
473
1
3318
Default Reason: (Unknown)
12/12/2005 The borrower made a payment on the loan in the 11/25/2005 distribution.
11/14/2005 This loan has been added to the Watchlist because the property securing it is located in a FEMA-declared disaster area. The borrower has become delinquent on payment plan on 8/25/2005 that is scheduled to end on 11/25/2005. We will also monitor any proceeds that are received for disaster relief. the loan, and Clayton will continue to monitor this loan to ensure all loss mitigation actions are performed correctly by the servicer. The borrower entered a FL 9/1/2004 Internal Estimate $325,000 47% -64.89% 1 11/1/2006 $154,000
($99,943) 33 6908875
$152,319 6/30/2005 Monitor - Pay Plan $294,334 52% 8/1/2005 471 3318
Default Reason: (Unknown)
11/14/2005 This loan has been added to the Watchlist because the property securing it is located in a FEMA-declared disaster area. The borrower has become delinquent on payment plan with the servicer on 10/5/2005 that is scheduled to end on 12/5/2005. We will also monitor any proceeds that are received for disaster relief. the loan, and Clayton will continue to monitor this loan to ensure all loss mitigation actions are performed correctly by the servicer. The borrower entered a
GA 2/1/2005 BPO $310,000 100% 60.97% 1 7/1/2006 $310,000 $189,036 39 6908921
$308,917 10/10/2005 Monitor - Pay Plan $162,000 191% 6/1/2005 533 3318
Default Reason: (Unknown)
12/14/2005 According to the servicer, the borrower began a payment plan on 10/28/2005.
12/9/2005 This loan has been added to the Watchlist because it is over 90 days delinquent and has a high estimated loss. This loan has experienced a large decline in value.
explanation for this significant value decline, and we are awaiting a response. A 10/10/2005 BPO valued this property at $162,000, a $148,000 or 48 percent decline in value since origination. Clayton has asked the servicer to provide an

PA 3/1/2005 Internal Estimate 20% 109.74% $70,000 3/1/2007 $15,365 6908926
$14,000
$13,968 6/30/2005
36
Monitor $55,622 25% 7/1/2005 705
2
3318
Default Reason: (Unknown)
11/14/2005 This loan is a second lien, and the borrower has become delinquent. Clayton will continue to monitor this loan and the corresponding first lien to ensure the servicer utilizes effective second lien loss mitigation actions.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-GEL4 Loan-Level Report
Delinquency
Status
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV  Lien
Group
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss
Valuation
Valuation Date CLTV
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number *
($158,577) 9/9/2005 -89.76% 6909093 $176,663
$0
Internal Estimate
6/30/2005
00
Monitor
$172,160
$177,583
103%
0%
3/1/2005
7/1/2005
FL
547
1
3318
Default Reason: (Unknown)
12/9/2005 The servicer responded that this loan had a two year flag that expired on 11/25/2004 and it was paid in full on 9/9/2005. In the origination tape, this loan shows to prepayment expiration date and also explain the discrepancy. We are awaiting a response. have been originated on 1/12/2005 with a two year flag that would expire on 1/12/2007. Clayton has asked the servicer to explain where it is finding the
11/14/2005 This loan was liquidated with an active prepayment flag, but a premium was not collected. Clayton has asked the servicer to explain why a premium was not
$118,279 10/1/2006 48.08% 6909527
collected, and we are awaiting a response.
2/1/2005
7/1/2005
$246,000
$244,808
BPO
10/10/2005
36
Monitor - BK
$328,000
$165,000
75%
148%
GA
663
1
3318
Default Reason: (Unknown)
12/9/2005 This loan has been added to the Watchlist because it is over 60 days delinquent and has a high estimated loss. The borrower filed for Chapter 7 bankruptcy on origination. Clayton has asked the servicer to provide an explanation for this significant value decline, and we are awaiting a response. 9/15/2005. This loan has experienced a large decline in value. A 10/10/2005 BPO valued this property at $165,000, a $163,000 or 50 percent decline in value since
AL 6/1/2005 Internal Estimate $208,091 100% 46.11% 1 8/1/2007 $208,091 $95,951
36 6909554
$207,664 6/30/2005 Monitor $159,600 130% 7/1/2005 710 3318
Default Reason: (Unknown)
11/14/2005 This loan has been added to the Watchlist because the property securing it is located in a FEMA-declared disaster area. The borrower has become delinquent, and received for disaster relief. Clayton will continue to monitor this loan to ensure all loss mitigation actions are performed correctly by the servicer. We will also monitor any proceeds that are
VA 4/1/2005 Internal Estimate $340,000 90% 25.90% 1 10/7/2005 $306,000 $79,267
C0 6909607
$0 6/30/2005 Monitor $276,547 0% 9/1/2005 703 3318
Default Reason: (Unknown)
12/12/2005 This loan was not included in the servicer's investor reporting file for the 11/25/2005 distribution. Clayton has asked the master servicer about the status of this loan. We have also asked the servicer to confirm if this loan was paid off and whether or not a premium was remitted. We are awaiting a response.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-GEL4 Loan-Level Report Mortgage Data Through: October 31, 2005 Watchlist
 Lien
Group
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6908738 2/1/2005
6/1/2005
NY
469
1
3318
Default Reason: (Unknown)
monitor this loan until a valuation is performed and evaluate the risk of an estimated loss at that point. 12/9/2005 This loan has a high UPB and the borrower has now become over 90 days delinquent. We have not received a property value yet. Clayton will continue to
11/14/2005 This loan has been added to the Watchlist because it has a high UPB and the borrower has become 60 days delinquent.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Valuation
Valuation Date
Internal Estimate
6/30/2005
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Delinquency
Status
Orig Amount OLTV Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss CLTV
Orig. Appr.
Current Value Current Bal *
$87,570 4/1/2007 27.11% $323,000
$322,008
69
Monitor
$380,000
$310,818
85%
104%
SASCO 2005-GEL4 Loan-Level Report Mortgage Data Through: October 31, 2005 Watchlist
 Lien
Group
State
FICO
First Pmt.
Last Paid Dt. Loan Number
6909749 6/1/2005
6/1/2005
GA
518
1
3318
Default Reason: (Unknown)
12/9/2005 This loan has been added to the Watchlist because it is a second payment default with a high estimated loss. Clayton will continue to monitor this loan throughout the foreclosure process and analyze any resulting loss.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Valuation
Valuation Date
Internal Estimate
6/30/2005
 2005 Clayton Fixed Income Services Inc. All rights reserved.
Delinquency
Status
Orig Amount OLTV Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss CLTV
Orig. Appr.
Current Value Current Bal *
$44,602 7/1/2006 21.44% $208,000
$207,821
69
Monitor
$190,000
$197,600
109%
105%


Section Three

Prepayment Premium Analysis

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-GEL4 Prepayments
Mortgage Data Through: October 31, 2005

                                                11/25/2005       10/25/2005
Total Cash Flows

Remitted by Servicers                           $46,468		 $61,323

Remitted by Trustee                             $46.468		 $61,323
Difference                                      $0		 $0

Total Collections by the Servicer

Total Paid-Off Loans (A)                        46               58
Total Paid-Off Loans with Flags                 14               13

Exceptions
Expired Prepayment Clauses                      4                6

Liquidations (charge-offs, short sale, REO)     0                0
Acceleration of Debt                            0                0
Note did not Allow                              0                0
Total Exceptions                                4                6

Other Exceptions
Prohibited under State Statutes                 0                0
Active Flags without Premiums Remitted          2                0

Loans with Active Prepayment Premium Flags
with Remitted Premiums ( B )                    8                6

Loans without Prepayment Flags with
Remitted Premiums                               0                1

Total Loans with Remitted Prepayment
Premiums ( C )                                  8                7

Loans with Active Prepayment Premiums ( D )     10               7

Premiums Remitted for Loans with Active
Prepayment Flags (B/D)                          80.00%           85.71%

Total Loans with Remitted Premiums to
the Total Paid-Off Loans (C/A)                  17.39%           12.07%

Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.

Paid-Off Loans with Prepayment Flags for SASCO 2005-GEL4
Mortgage Data Through: October 31, 2005

Clayton ST Del.   Orig. PPP  Exp.      Payoff   Premium  % of Premium
ID         String Date       Flag Date Balance  Remitted to Payoff
                                                         Balance

6908771* IN C0 10/1/2003  2  10/1/2005 $93,381  $0       0%
6909607* VA C0 2/28/2005  3  2/28/2008 $304,809 $0       0%
6908764  TX C0 10/14/2003 3  10/14/2006$75,346  $1,506   2%
6908792  NC C0 11/3/2003  3  11/3/2006 $264,178 $2,642   1%
6909487  FL C0 11/15/2004 2  11/15/2006$219,326 $6,596   3%
6909766  CA C0 3/30/2005  2  3/30/2007 $447,370 $12,539  3%
6909754  CA C0 4/7/2005   2  4/7/2007  $226,214 $5,756   3%
6909156  CA C0 9/1/2004   3  9/1/2007  $302,105 $6,616   2%
6909588  TX C0 2/10/2005  3  2/10/2008 $163,808 $5,143   3%
6909602  VA C0 2/28/2005  3  2/28/2008 $283,743 $5,671   2%

*Awaiting servicer's response

Copyright 2005 Clayton Fixed Income Services Inc. All Rights Reserved.


Section Four

Analytics

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-GEL4 Delinquent Count Over Time
Mortgage Data Through: October 31, 2005

AsOfDate         30 Days  60 Days  90 Days  Foreclosure  REO

31-Oct-05        39       15       13       8            0
30-Sep-05        37       34       12       2            1

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-GEL4 Delinquent Balance Over Time
Mortgage Data Through: October 31, 2005

AsOfDate  30 Days     60 Days     90 Days     Foreclosure   REO

31-Oct-05 $7,773,201  $2,665,381  $2,792,830  $1,379,081    $0
30-Sep-05 $7,401,217  $5,304,258  $1,764,276  $516,512      $83,008


Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-GEL4 Conditional Prepayment Rates
Mortgage Data Through: October 31, 2005

Date      Distribution CPR 3-Month MA 6-Month MA 12-Month MA
          Date

31-Oct-05 25-Nov-05        36.39%
30-Sep-05 25-Oct-05        41.43%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

SASCO 2005-GEL4 Historical SDA Performance
Mortgage Data Through: October 31, 2005

Date      Weighted  Distribution Default Monthly CDR   SDA   SDA %
          Average   Date         Amt     Default (f-R) Curve
          Age       		 Rate

31-Oct-05 25-Nov-05 16.84        $0      0.00%   0.00% 0.34% 0%
30-Sep-05 25-Oct-05 15.80        $0      0.00%   0.00% 0.32% 0%

        Averages:   16.32        $0      0.00%   0.00% 0.33% 0%

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.